Loss per share	12 Months Ended
Dec. 31, 2019
Earnings Per Share [Abstract]
Loss per share
25.	Loss per share
	Year ended December 31	Ten months ended December 31	Year ended February 28
	2019	2018	2018
Net loss	(271,629)	(56,526)	(12,995)

Weighted average shares outstanding (000s)
Basic and dilutive (1)	85,750	69,203	56,922
Loss per share – basic and dilutive	$(3.17)	$(0.82)	$(0.23)
(1)

For the year ended December 31, 2019, there were 6.2 million warrants exercisable, 5.1 million simple warrants exercisable and 4.5 million performance warrants exercisable that were excluded from the calculation as the impact was anti-dilutive (ten months ended December 31, 2018 – 2.2 million simple warrants and 2.0 million performance warrants, year ended February 28, 2018 – 0.4 million simple warrants and 3.4 million performance warrants).